UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 3, 2003


Commission      Registrant; State of Incorporation;     IRS Employer
File Number     Address; and Telephone Number           Identification Number
-----------     -----------------------------------     ---------------------

1-13739         UNISOURCE ENERGY CORPORATION            86-0786732
                (An Arizona Corporation)
                One South Church, Suite 100
                Tucson, AZ  85701
                (520) 571-4000

1-5924          TUCSON ELECTRIC POWER COMPANY           86-0062700
                (An Arizona Corporation)
                One South Church, Suite 100
                Tucson, AZ  85701
                (520) 571-4000


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Item 5. Other Events
--------------------

On July 3, 2003, the Arizona Corporation Commission (ACC) approved the planned acquisition by UniSource Energy of the Arizona gas and electric assets from Citizens Communications, Inc. (Citizens) and the Settlement Agreement (Citizens Settlement Agreement), subject to certain terms and requirements.

The acquisition is expected to occur on or about July 28, 2003. The acquisition has not yet been approved by the Securities and Exchange Commission.

The Citizens Settlement Agreement was described in UniSource Energy's and Tucson Electric Power Company's (TEP) Form 8-K dated April 1, 2003, and filed as an exhibit thereto. The order approved the acquisition on the terms of the Citizens Settlement Agreement, with the following amendments:

     1) UniSource Energy shall commence renegotiation of the existing purchased power agreement with Pinnacle West Capital Corporation, and 90% of any savings associated with the renegotiated contract shall be allocated to ratepayers and 10% to shareholders (changed from a 60/40 allocation).

     2) A general rate case for UniSource Energy's proposed electric and gas operating company subsidiaries shall not be filed for a period of at least three years and the resulting rate increase shall not be become effective prior to August 1, 2007.

     3) Within 120 days of the effective date of the decision, UniSource Energy shall file a plan to open the electric service territories to retail competition by December 31, 2003.


Item 7. Financial Statements and Exhibits
-----------------------------------------

Exhibit 99 ACC Order Approving the Settlement Agreement - UniSource Energy Corporation's Acquisition of Citizens Communication Company's Gas and Electric Utility Assets.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiary.


                                         UNISOURCE ENERGY CORPORATION
                                         ----------------------------
                                                 (Registrant)


Date: July 10, 2003                           /s/ Kevin P. Larson
                                         -------------------------------
                                                  Kevin P. Larson
                                            Vice President and Principal
                                                 Financial Officer


                                         TUCSON ELECTRIC POWER COMPANY
                                         -----------------------------
                                                 (Registrant)


Date: July 10, 2003                           /s/ Kevin P. Larson
                                         -------------------------------
                                                  Kevin P. Larson
                                            Vice President and Principal
                                                 Financial Officer


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